UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-5723

Name of Fund:  Merrill Lynch Developing Capital Markets Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch Developing Capital Markets Fund, Inc., 800
   Scudders Mill Road, Plainsboro, NJ,  08536.  Mailing address:
   P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 06/30/04

Date of reporting period: 07/01/03 - 06/30/04

Item 1 - Report to Stockholders



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Merrill Lynch Investment Managers


www.mlim.ml.com


Merrill Lynch
Developing Capital Markets
Fund, Inc.


Annual Report
June 30, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus.
Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
Statements and other information herein are as dated and are subject to change.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.



Merrill Lynch Developing Capital Markets Fund, Inc.
Box 9011
Princeton, NJ 08543-9011



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Merrill Lynch Developing Capital Markets Fund, Inc.



Portfolio Information as of June 30, 2004 (unaudited)


                                               Percent of
Ten Largest Equity Holdings                    Net Assets

Samsung Electronics                                4.3%
Anglo American PLC                                 2.6
America Movil SA de CV 'L' (ADR)                   2.2
Petroleo Brasileiro SA--Petrobras (ADR)            2.1
Teva Pharmaceutical Industries Ltd. (ADR)          2.1
Taiwan Semiconductor Manufacturing
   Company                                         1.7
Sasol Limited                                      1.6
Kookmin Bank                                       1.5
China Mobile (Hong Kong) Limited                   1.4
Standard Bank Investment Corporation Limited       1.2



                                               Percent of
Asset Allocation by Country                   Net Assets*

South Korea                                      14.9%
South Africa                                      12.7
Taiwan                                            8.7
Brazil                                            8.0
Mexico                                            6.2
Thailand                                          6.0
Malaysia                                          5.8
Israel                                            4.4
Russia                                            4.1
Hong Kong                                         3.0
India                                             2.7
Indonesia                                         2.2
Hungary                                           1.5
China                                             1.4
Chile                                             1.2
Singapore                                         1.0
Peru                                              0.8
Czech Republic                                    0.7
Philippines                                       0.7
Turkey                                            0.5
Poland                                            0.5

*Total may not equal 100%.



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must
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certain retirement accounts at this time.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC., JUNE 30, 2004



A Letter From the President


Dear Shareholder

Equity markets largely posted positive results for the most recent reporting periods. The U.S. stock market, as measured by the Standard & Poor's 500 Index, had returns of +3.44% and +19.11% for the six-month and 12-month periods ended June 30, 2004. The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East Index, which measures the performance of equity markets in 21 developed nations (excluding the United States and Canada), returned +4.56% and +32.37% for the six-month and 12-month periods, respectively. Emerging markets, as represented by the MSCI Emerging Markets Index, returned -.97% and +33.14% for the same periods.

In many cases, market returns were supported by improving economies in important areas around the globe. In particular, low interest rates and tax cuts in the United States opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. Evidencing the strength of the U.S. economy, the Federal Reserve Board moved to "normalize" interest rates with a 25 basis point (.25%) increase on June 30. Since the United States represents 32% of global gross domestic product, the acceleration of its economy has provided encouragement to other areas of the world.

Elsewhere, China has recorded a remarkable rate of economic expansion, which has helped fuel growth in the economies of its trading partners. Given efforts to preempt inflation, China's growth is expected to ease somewhat in 2004, but still expand at a rate of 7% - 8%. Japan, in the meantime, has begun to emerge from 13 years of sluggish growth. In Europe, the European Union welcomed 10 new member nations in May, and the enhanced integration may create further economic opportunities.

At June month-end, we also witnessed the transfer of power in Iraq. Although the market reaction to this pivotal event is yet to unfold, we can be sure that global markets will always fluctuate. Still, many of the world's economies are much stronger today than they were just one year ago. With this in mind, we encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Importantly, you should consult with your financial advisor, who can help you assess the market and economic environment and then develop a strategy most suitable for your circumstances and financial goals.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC., JUNE 30, 2004



A Discussion With Your Fund's Portfolio Manager


The Fund provided strong absolute results for the period, aided primarily by an overweight position in Thailand, which benefited from strong economic growth and corporate profitability.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended June 30, 2004, Merrill Lynch Developing Capital Markets Fund, Inc.'s Class A, Class B, Class C and Class I Shares had total returns of +28.71%, +27.72%, +27.63% and +29.11%, respectively. For the same period, the Fund's benchmark, the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index, returned +33.51%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
6 - 10 of this report to shareholders.)

It was a volatile 12 months for developing markets. While the MSCI EM Index finished the period up more than 30% in U.S. dollars, it was up as much as 50% in April 2004 before falling sharply in the period's final months.

The Fund's relative performance benefited most from our equity weightings in Thailand, India, Indonesia and China. Of these, an overweighting in Thailand provided the largest performance benefit, as the Thai market rose steadily on the back of encouraging trends in economic growth and corporate profitability. In the rest of Asia, stocks gained for most of the period, rallying after the end of major combat in Iraq and as better economic data from the United States raised expectations for global growth. Asian markets responded to these influences in spectacular fashion, as optimistic investors believed that companies in the region were well-positioned to benefit from a recovering worldwide economy. However, Asia's stock markets corrected in the final quarter of the period when investors, concerned about an expected interest rate rise in the United States as well as the likelihood of a slowing Chinese economy, became increasingly risk-averse.

In Latin America, it was the Fund's position in Mexico that contributed most positively to performance. We believe the outlook for Latin American equities continues to be attractive for the next few years. Valuations are still low, most companies have limited debt, returns on equity have been improving for years, and these countries have made consistent progress in corporate governance and shareholder protection. At the close of the period, the portfolio continued to be positioned to take advantage of an economic recovery in Brazil. Although the country's central bank has slowed its pace of interest rate cuts, the Brazilian economy is starting to benefit from the more-than-10% cut in interest rates that has taken place since mid-2003.

The Europe, Middle East and Africa region performed well relative to world markets in the second half of 2003. The Central European markets of Poland, Czech Republic and Hungary all gained in anticipation of their May 2004 accession into the European Union. However, the second quarter of 2004 was dominated by a 20% fall in Russian stocks. The sharp decline was precipitated by a national tax-evasion trial involving Yukos, the country's oil giant. Investors became concerned that the charges would signal Russia as an unfavorable country for investment. Although we had taken steps to reduce our weighting to a more neutral position, the Fund's holding in Yukos was detrimental to performance. A more positive impact on performance was provided by Turkey's stock market; the Fund benefited from successful stock selection as well as from our overweighting in the country. Our underweighted stance in South Africa, however, hurt results, as the market outperformed the Index during the past 12 months.

Also hindering the Fund's relative performance for the period was stock selection in South Korea. In particular, our position in Cheil Industries - a company involved in the development, manufacture and distribution of textiles and garments - proved disappointing early in the period as sentiment turned against the stock on analyst comments that the company's chemical and fashion divisions would suffer in the months ahead.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC., JUNE 30, 2004



What changes were made to the portfolio during the fiscal year?

We increased our overweight position in Thailand by adding to our positions in Bangkok Bank Public Company Limited, Bank of Ayudhya Public Company Limited and property-management company Sansiri Public Company Limited. In addition to the banks, we also increased our holdings in South African financial company FirstRand Limited and Israeli Bank Hapoalim. These transactions took our position in the financials sector from underweight to overweight.

Conversely, in the energy sector, we shifted from an overweight position to underweight, reducing Russian stocks YUKOS and OAO Gazprom aggressively on the back of the Yukos saga. We also sold out of the state-owned Petroleum Authority of Thailand, PTT Public Company Limited during the year.

In information technology, we increased our underweight position significantly in accordance with our bearish sentiment toward this sector.


How would you characterize the Fund's position at the close of the period?

Despite recent volatility, we continue to believe that developing markets will eventually move higher over the course of the year, driven by the improving world economy and liquidity in the United States. We believe that short-term market volatility will translate into increasingly attractive valuations and strong prospects for earnings growth, making the region a compelling area for investment.

In this environment, we continue to favor countries offering the potential for strong domestic growth - Thailand as well as Brazil and Malaysia, all of which have benefited from a weaker U.S. dollar. Our management strategy remains to concentrate on attractively valued areas of the market that we believe offer upside potential because of the global economic recovery, local factors, or stock-specific traits.

At period-end, the Fund was overweight in the financials and telecommunication services sectors. Our largest underweighting was in information technology, followed by industrials and materials.
In terms of geographic allocations, our largest positions were in South Korea at 14.9% of net assets and South Africa at 12.7%. Other meaningful exposures were in Taiwan (8.7%), Brazil (8.0%) and Mexico (6.2%).


Nicholas Moakes
Vice President and Portfolio Manager


July 16, 2004



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC., JUNE 30, 2004



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. All Class B Shares purchased prior to June 1, 2001, will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund is subject to a 2% redemption fee for sales or exchanges of shares within 30 days of purchase. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results
                                                                                                     10-Year/
                                                                   6-Month          12-Month     Since Inception
As of June 30, 2004                                              Total Return     Total Return     Total Return
Merrill Lynch Developing Capital Markets Fund Class A Shares*        -3.80%          +28.71%          - 6.16%
Merrill Lynch Developing Capital Markets Fund Class B Shares*        -4.16           +27.72           - 0.19
Merrill Lynch Developing Capital Markets Fund Class C Shares*        -4.18           +27.63           -13.27
Merrill Lynch Developing Capital Markets Fund Class I Shares*        -3.67           +29.11           +10.32
Morgan Stanley Capital International Emerging Markets Index**        -0.78           +33.51     +12.70/+6.10/-4.96

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge were included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The
Fund's 10-year/since inception periods are 10 years for Class I
Shares, from 7/01/94 for Class B Shares and from 10/21/94 for Class
A & Class C Shares.

**This unmanaged Index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East. Ten-year/since inception total returns are for 10 years, from 7/31/94 and from 10/31/94, respectively.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC., JUNE 30, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class A & Class C Shares

A line graph illustrating the growth of a $10,000 investment in ML Developing Capital Markets Fund, Inc.++ Class A and Class C Shares* compared to a similar investment in Morgan Stanley Capital International Emerging Markets Index++++. Values illustrated are as follows:


ML Developing Capital Markets Fund, Inc.++
Class A Shares*

Date                       Value

10/21/1994**             $ 9,475.00
June 1995                $ 8,102.00
June 1996                $ 9,281.00
June 1997                $10,886.00
June 1998                $ 6,953.00
June 1999                $ 7,944.00
June 2000                $ 9,202.00
June 2001                $ 6,962.00
June 2002                $ 6,854.00
June 2003                $ 6,908.00
June 2004                $ 8,892.00


ML Developing Capital Markets Fund, Inc.++
Class C Shares*

Date                       Value

10/21/1994**             $10,000.00
June 1995                $ 8,503.00
June 1996                $ 9,667.00
June 1997                $11,249.00
June 1998                $ 7,122.00
June 1999                $ 8,078.00
June 2000                $ 9,276.00
June 2001                $ 6,964.00
June 2002                $ 6,803.00
June 2003                $ 6,796.00
June 2004                $ 8,673.00


Morgan Stanley Capital International
Emerging Markets Index++++

Date                       Value

10/21/1994**             $10,000.00
June 1995                $ 8,432.00
June 1996                $ 9,146.00
June 1997                $10,319.00
June 1998                $ 6,286.00
June 1999                $ 8,091.00
June 2000                $ 8,857.00
June 2001                $ 6,570.00
June 2002                $ 6,656.00
June 2003                $ 7,119.00
June 2004                $ 9,504.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++ML Developing Capital Markets Fund, Inc. invests in securities, principally equities, of issuers in countries having smaller capital markets.

++++This unmanaged Index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East. The starting date for the Index in the Class A & Class C Shares' graph is from 10/31/94.

Past performance is not predictive of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 6/30/04                  +28.71%          +21.95%
Five Years Ended 6/30/04                + 2.28           + 1.18
Inception (10/21/94)
through 6/30/04                         - 0.65           - 1.20

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.


                                       Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 6/30/04                  +27.63%          +26.63%
Five Years Ended 6/30/04                + 1.43           + 1.43
Inception (10/21/94)
through 6/30/04                         - 1.46           - 1.46

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC., JUNE 30, 2004



Performance Data (continued)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class B Shares

A line graph illustrating the growth of a $10,000 investment in ML Developing Capital Markets Fund, Inc.++ Class B Shares* compared to a similar investment in Morgan Stanley Capital International Emerging Markets Index++++. Values illustrated are as follows:


ML Developing Capital Markets Fund, Inc.++
Class B Shares*

Date                       Value

7/01/1994**              $10,000.00
June 1995                $ 9,778.00
June 1996                $11,110.00
June 1997                $12,931.00
June 1998                $ 8,189.00
June 1999                $ 9,283.00
June 2000                $10,663.00
June 2001                $ 8,007.00
June 2002                $ 7,823.00
June 2003                $ 7,815.00
June 2004                $ 9,981.00


Morgan Stanley Capital International
Emerging Markets Free Index++++

Date                       Value

7/01/1994**              $10,000.00
June 1995                $ 9,413.00
June 1996                $10,211.00
June 1997                $11,520.00
June 1998                $ 7,018.00
June 1999                $ 9,032.00
June 2000                $ 9,888.00
June 2001                $ 7,334.00
June 2002                $ 7,430.00
June 2003                $ 7,947.00
June 2004                $10,610.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

**Commencement of operations.

++ML Developing Capital Markets Fund, Inc. invests in securities, principally equities, of issuers in countries having smaller capital markets.

++++This unmanaged Index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East. The starting date for the Index in the Class B Shares' graph is from 7/31/94.

Past performance is not predictive of future results.



Average Annual Total Return


                                       Return             Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 6/30/04                  +27.72%          +23.72%
Five Years Ended 6/30/04                + 1.46           + 1.08
Inception (7/01/94)
through 6/30/04                         - 0.02           - 0.02

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC., JUNE 30, 2004



Performance Data (concluded)


TOTAL RETURN BASED ON A $10,000 INVESTMENT

Class I Shares

A line graph illustrating the growth of a $10,000 investment in ML Developing Capital Markets Fund, Inc.++ Class I Shares* compared to a similar investment in Morgan Stanley Capital International Emerging Markets Index++++. Values illustrated are as follows:


ML Developing Capital Markets Fund, Inc.++
Class I Shares*

Date                       Value

June 1994                $ 9,475.00
June 1995                $ 9,317.00
June 1996                $10,697.00
June 1997                $12,586.00
June 1998                $ 8,054.00
June 1999                $ 9,231.00
June 2000                $10,707.00
June 2001                $ 8,127.00
June 2002                $ 8,026.00
June 2003                $ 8,096.00
June 2004                $10,453.00


Morgan Stanley Capital International
Emerging Markets Free Index++++

Date                       Value

June 1994                $10,000.00
June 1995                $ 9,998.00
June 1996                $10,845.00
June 1997                $12,236.00
June 1998                $ 7,454.00
June 1999                $ 9,594.00
June 2000                $10,502.00
June 2001                $ 7,790.00
June 2002                $ 7,892.00
June 2003                $ 8,441.00
June 2004                $11,270.00


*Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

++ML Developing Capital Markets Fund, Inc. invests in securities, principally equities, of issuers in countries having smaller capital markets.

++++This unmanaged Index measures the total returns of emerging foreign stock markets in Europe, Asia and the Far East.

Past performance is not predictive of future results.



Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 6/30/04                  +29.11%          +22.33%
Five Years Ended 6/30/04                + 2.52           + 1.42
Ten Years Ended 6/30/04                 + 0.99           + 0.44

*Maximum sales charge is 5.25%.

**Assuming maximum sales charge.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC., JUNE 30, 2004


Consolidated Schedule of Investments

                                                                                                    Value        Percent of
Africa       Industry+++      Shares Held    Common Stocks                                    (in U.S. dollars)  Net Assets
South        Commercial Banks   1,143,320    FirstRand Limited                                      $    1,875,396     1.0%
Africa                            342,926    Standard Bank Investment Corporation Limited                2,373,668     1.2
                                                                                                    --------------   ------
                                                                                                         4,249,064     2.2

             Diversified          543,000    Alexander Forbes Limited                                      890,687     0.5
             Financial
             Services

             Diversified           96,800    Telkom South Africa Limited                                 1,239,557     0.6
             Telecommunication
             Services

             Food & Staples       165,700    Massmart Holdings Limited                                     872,211     0.5
             Retailing

             Insurance          1,162,500    Old Mutual PLC                                              2,180,068     1.2
                                  321,000    Sanlam Limited                                                454,714     0.2
                                                                                                    --------------   ------
                                                                                                         2,634,782     1.4

             Metals & Mining      239,819    Anglo American PLC                                          4,906,595     2.6
                                   26,660    Anglo American Platinum Corporation Limited                 1,008,507     0.5
                                   97,200    Gold Fields Limited                                         1,021,873     0.6
                                  113,760    Harmony Gold Mining Company Limited                         1,194,871     0.6
                                   19,698    Impala Platinum Holdings Limited                            1,493,462     0.8
                                                                                                    --------------   ------
                                                                                                         9,625,308     5.1

             Oil & Gas            189,900    Sasol Limited                                               2,937,646     1.6

             Paper & Forest        98,300    Sappi Limited                                               1,498,492     0.8
             Products

                                             Total Common Stocks in Africa                              23,947,747    12.7



Europe
Czech        Commercial Banks      11,600    Komercni Banka AS                                           1,304,252     0.7
Republic

                                             Total Common Stocks in the Czech Republic                   1,304,252     0.7


Hungary      Commercial Banks      42,300    OTP Bank Rt.                                                  863,980     0.5

             Diversified          321,300    Magyar Tavkozlesi Rt.--Matav                                1,286,015     0.7
             Telecommunication
             Services

             Oil & Gas             16,000    MOL Magyar Olaj-es Gazipari Rt.                               636,913     0.3

                                             Total Common Stocks in Hungary                              2,786,908     1.5


Poland       Commercial Banks      29,100    Bank Pekao SA (GDR) (b)                                       972,074     0.5

                                             Total Common Stocks in Poland                                 972,074     0.5


Russia       Commercial Banks      26,800  ++Sberbank RF (GDR) (b)                                       1,088,080     0.6

             Diversified           32,300    Rostelecom (ADR) (a)                                          417,316     0.2
             Telecommunication
             Services

             Metals & Mining        3,670    Mining and Metallurgical Company Norilsk
                                             Nickel (ADR) (a)                                              203,685     0.1

             Oil & Gas              7,351    Lukoil Holding (ADR) (a)                                      773,325     0.4
                                   33,500    OAO Gazprom (Regulation S) (ADR) (a)                          956,425     0.5
                                   49,938    Surgutneftegaz (ADR) (a)                                    1,632,973     0.9
                                   41,240    YUKOS (ADR) (a)                                             1,311,432     0.7
                                                                                                    --------------   ------
                                                                                                         4,674,155     2.5

             Wireless               7,800  ++AO VimpelCom (ADR) (a)                                        752,310     0.4
             Telecommunication      4,540    Mobile Telesystems (ADR) (a)                                  553,880     0.3
             Services                                                                               --------------   ------
                                                                                                         1,306,190     0.7

                                             Total Common Stocks in Russia                               7,689,426     4.1


                                             Total Common Stocks in Europe                              12,752,660     6.8


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC., JUNE 30, 2004


Consolidated Schedule of Investments (continued)

Latin                                                                                               Value        Percent of
America      Industry+++      Shares Held    Common Stocks                                    (in U.S. dollars)  Net Assets
Brazil       Beverages             53,767    Companhia de Bebidas das Americas
                                             (ADR) (a)                                              $    1,079,104     0.6%

             Commercial Banks      28,300    Banco Itau Holding Financeiro SA (ADR) (a)                  1,319,912     0.7

             Diversified          176,590    Tele Norte Leste Participacoes SA (ADR) (a)                 2,247,991     1.2
             Telecommunication
             Services

             Electric Utilities    18,800    Companhia Energetica de Minas Gerais
                                             SA--CEMIG (ADR) (a)                                           282,376     0.1

             Metals & Mining       56,078    Companhia Siderurgica Nacional (ADR ) (a)                     681,909     0.4
                                   58,220    Companhia Vale do Rio Doce (Sponsored ADR) (a)              2,276,402     1.2
                                                                                                    --------------   ------
                                                                                                         2,958,311     1.6

             Oil & Gas            159,677    Petroleo Brasileiro SA--Petrobras (ADR) (a)                 3,964,860     2.1

             Personal Products     47,100  ++Natura Cosmeticos SA                                          758,740     0.4

             Road & Rail           50,700  ++All America Latina Logistica (ALL)                            851,275     0.4

             Transportation        76,800    Companhia de Concessoes Rodoviarias                           880,088     0.5
             Infrastructure

             Wireless           4,273,300    Celular CRT Participacoes SA 'A'                              744,378     0.4
             Telecommunication
             Services
                                             Total Common Stocks in Brazil                              15,087,035     8.0


Chile        Airlines              39,430    Linea Aerea Nacional Chile SA (ADR) (a)                       759,161     0.4

             Commercial Banks      18,100    Banco Santander Chile SA (ADR) (a)                            483,270     0.2

             Electric Utilities    86,530    Empresa Nacional de Electricidad SA (Endesa)
                                             (ADR) (a)                                                   1,072,107     0.6

                                             Total Common Stocks in Chile                                2,314,538     1.2


Mexico       Beverages             10,100    Fomento Economico Mexicano, SA de CV (ADR) (a)                462,984     0.3

             Construction          64,120    Cemex SA de CV (ADR) (a)                                    1,865,901     1.0
             Materials

             Diversified           57,319    Telefonos de Mexico SA 'L' (ADR) (a)                        1,907,003     1.0
             Telecommunication
             Services

             Food & Staples       459,774    Wal-Mart de Mexico SA de CV 'V'                             1,363,317     0.7
             Retailing

             Household            915,000  ++Corporacion GEO, SA de CV 'B'                               1,201,635     0.6
             Durables

             Industrial           249,400    Alfa, SA 'A'                                                  839,046     0.4
             Conglomerates

             Wireless             111,383    America Movil SA de CV 'L' (ADR) (a)                        4,051,000     2.2
             Telecommunication
             Services
                                             Total Common Stocks in Mexico                              11,690,886     6.2


Peru         Metals & Mining       63,992    Compania de Minas Buenaventura SA (ADR) (a)                 1,414,223     0.8

                                             Total Common Stocks in Peru                                 1,414,223     0.8


                                             Total Common Stocks in Latin America                       30,506,682    16.2



Middle East
Israel       Commercial Banks     749,700    Bank Hapoalim                                               1,993,759     1.1

             Diversified          646,000  ++Bezeq Israeli Telecommunication Corporation Ltd.              655,903     0.3
             Telecommunication
             Services

             Food & Staples       302,946    Supersol Ltd.                                                 733,640     0.4
             Retailing

             Pharmaceuticals       58,270    Teva Pharmaceutical Industries Ltd. (ADR) (a)               3,920,988     2.1

             Software              36,165  ++Check Point Software Technologies Ltd.                        976,093     0.5

                                             Total Common Stocks in Israel                               8,280,383     4.4


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC., JUNE 30, 2004


Consolidated Schedule of Investments (continued)

Middle East                                                                                         Value        Percent of
(concluded)  Industry+++      Shares Held    Common Stocks                                    (in U.S. dollars)  Net Assets
Turkey       Automobiles       34,560,000  ++Dogus Otomotiv Servis vs Ticaret AS
                                             (Dogus Otomotiv)                                       $      140,895     0.1%
                              510,681,000  ++ToFas Turk Otomobil Fabrikasi AS                              877,518     0.4

                                             Total Common Stocks in Turkey                               1,018,413     0.5

                                             Total Common Stocks in the Middle East                      9,298,796     4.9



Pacific Basin/Asia
China        Wireless             860,500    China Mobile (Hong Kong) Limited                            2,603,631     1.4
             Telecommunication
             Services

                                             Total Common Stocks in China                                2,603,631     1.4

Hong Kong    Diversified        4,468,000    China Telecom Corporation Limited                           1,560,976     0.8
             Telecommunication
             Services

             Electric           1,866,000  ++China Resources Power Holdings Company Limited              1,052,642     0.5
             Utilities

             Electronic         1,457,000  ++Nam Tai Electronic & Electrical Products Limited              555,729     0.3
             Equipment &
             Instruments

             Household            804,000  ++Guangdong Kelon Electrical Holdings Company
             Durables                        Limited 'H'                                                   283,469     0.2

             Oil & Gas          2,985,500    CNOOC Limited                                               1,263,128     0.7
                                2,656,000    China Petroleum and Chemical Corporation 'H'                  970,486     0.5
                                                                                                    --------------   ------
                                                                                                         2,233,614     1.2

                                             Total Common Stocks in Hong Kong                            5,686,430     3.0


India        Commercial Banks      52,000    ICICI Bank Limited (ADR) (a)                                  629,200     0.4
                                      200    State Bank of India                                            1,796      0.0
                                                                                                    --------------   ------
                                                                                                           630,996     0.4

             Electric                 432    BSES Ltd.                                                       5,323     0.0
             Utilities

             Oil & Gas             34,700    Hindustan Petroleum Corporation Ltd.                          253,863     0.1
                                      110  ++Reliance Industries Ltd. (Compulsory
                                             Demat Shares)                                                   1,028     0.0
                                                                                                    --------------   ------
                                                                                                           254,891     0.1

             Pharmaceuticals       24,800    Dr. Reddy's Laboratories Limited                              396,692     0.2

                                             Total Common Stocks in India                                1,287,902     0.7


Indonesia    Automobiles        1,942,000    PT Astra International Tbk                                  1,135,974     0.6

             Commercial         4,832,500    PT Bank Mandiri                                               603,902     0.3
             Banks              4,648,000    PT Bank Rakyat Indonesia                                      828,014     0.5
                                                                                                    --------------   ------
                                                                                                         1,431,916     0.8

             Diversified        1,433,000    PT Indonesian Satellite Corporation Tbk (Indosat)             613,435     0.3
             Telecommunication  1,078,000  ++PT Telekomunikasi Indonesia                                   848,413     0.5
             Services                                                                               --------------   ------
                                                                                                         1,461,848     0.8

                                             Total Common Stocks in Indonesia                            4,029,738     2.2


Malaysia     Commercial Banks   1,094,500    Commerce Asset-Holding Berhad                               1,399,808     0.7
                                2,161,100    RHB Capital Berhad                                          1,063,489     0.6
                                                                                                    --------------   ------
                                                                                                         2,463,297     1.3

             Construction &        43,000    IJM Corporation Berhad                                         54,089     0.0
             Engineering

             Diversified          371,900  ++Digi.Com Berhad                                               448,237     0.2
             Telecommunication    325,900    Telekom Malaysia Berhad                                       883,361     0.5
             Services                                                                               --------------   ------
                                                                                                         1,331,598     0.7

             Electric             942,100    YTL Corporation Berhad                                      1,165,229     0.6
             Utilities


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC., JUNE 30, 2004


Consolidated Schedule of Investments (continued)

Pacific
Basin/Asia                                                                                          Value        Percent of
(continued)  Industry+++      Shares Held    Common Stocks                                    (in U.S. dollars)  Net Assets
Malaysia     Energy             1,619,320  ++Crest Petroleum Berhad                                 $      464,489     0.2%
(concluded)  Equipment &          654,800    Wah Seong Corporation Berhad                                  296,383     0.2
             Service                                                                                --------------   ------
                                                                                                           760,872     0.4

             Food Products         17,200    IJM Plantations Berhad                                          5,069     0.0

             Hotels,              712,000    Berjaya Sports ToTo Berhad                                    712,000     0.4
             Restaurants &        762,900    Resorts World Berhad                                        1,796,830     0.9
             Leisure                                                                                --------------   ------
                                                                                                         2,508,830     1.3

             Media              1,220,100  ++The New Straits Times Press (M) Berhad                      1,245,786     0.7

             Real Estate          284,200    IOI Properties Berhad                                         512,308     0.3

             Tobacco               70,200    British American Tobacco Berhad                               932,921     0.5

                                             Total Common Stocks in Malaysia                            10,979,999     5.8


Philippines  Electric             580,000  ++Manila Electric Company 'B'                                   309,857     0.2
             Utilities

             Real Estate       54,529,000  ++Filinvest Land, Inc.                                          990,465     0.5

                                             Total Common Stocks in the Philippines                      1,300,322     0.7


Singapore    Food Products      1,702,500    People's Food Holdings Limited                              1,116,912     0.6

             Real Estate          476,000  ++Ascendas Real Estate Investment Trust 'A'                     386,891     0.2
                                  181,000    Marco Polo Developments Limited                               213,318     0.1
                                                                                                    --------------   ------
                                                                                                           600,209     0.3

                                             Total Common Stocks in Singapore                            1,717,121     0.9


South Korea  Auto Components       21,490    Hyundai Mobis                                                 954,078     0.5

             Commercial Banks      18,150    Hana Bank                                                     383,263     0.2
                                  150,900    Industrial Bank of Korea (IBK)                                880,196     0.5
                                   91,811  ++Kookmin Bank                                                2,852,458     1.5
                                  202,950    Pusan Bank                                                  1,124,085     0.6
                                                                                                    --------------   ------
                                                                                                         5,240,002     2.8

             Construction &        59,000    LG Engineering & Construction Corp                            972,696     0.5
             Engineering

             Construction         787,800  ++Ssayong Cement Industrial Co., Ltd.                           835,184     0.5
             Materials

             Diversified          115,060    KT Corporation (ADR) (a)                                    2,075,682     1.1
             Telecommunication
             Services

             Electric              57,600    Korea Electric Power Corporation                              927,183     0.5
             Utilities

             Household Durables    85,160    Hanssem Co., Ltd.                                             508,528     0.3

             Industrial            31,040    LG Corp.                                                      456,668     0.2
             Conglomerates

             Internet &            22,300    CJ39 Shopping Corp.                                           572,215     0.3
             Catalog Retail

             Metals & Mining        6,920    POSCO                                                         892,324     0.5
                                   92,500    Poongsan Corporation                                          786,110     0.4
                                                                                                    --------------   ------
                                                                                                         1,678,434     0.9

             Oil & Gas             28,900    SK Corporation                                              1,145,495     0.6

             Personal Products      3,040    Pacific Corporation                                           560,381     0.3

             Semiconductors &      19,568    Samsung Electronics                                         8,077,833     4.3
             Semiconductor
             Equipment

             Tobacco               45,000    KT&G Corporation                                            1,039,810     0.6

             Wireless              44,600    KT Freetel                                                    773,890     0.4
             Telecommunication     12,930    SK Telecom Co., Ltd.                                        2,126,093     1.1
             Services                                                                               --------------   ------
                                                                                                         2,899,983     1.5

                                             Total Common Stocks in South Korea                         27,944,172    14.9


Taiwan       Automobiles          568,000    China Motor Corporation, Ltd.                                 776,694     0.4

             Commercial         2,992,431    SinoPac Holdings Company                                    1,565,600     0.8
             Banks              1,695,600    Taishin Financial Holdings Co., Ltd.                        1,396,199     0.8
                                                                                                    --------------   ------
                                                                                                         2,961,799     1.6


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC., JUNE 30, 2004


Consolidated Schedule of Investments (continued)

Pacific
Basin/Asia                                                                                          Value        Percent of
(concluded)  Industry+++      Shares Held    Common Stocks                                    (in U.S. dollars)  Net Assets
Taiwan       Computers &        1,119,354    Compal Electronics Inc.                                $    1,214,519     0.6%
(concluded)  Peripherals          573,000    LITE-ON IT Corp.                                            1,532,996     0.8
                                  227,210    Quanta Computer Inc.                                          482,923     0.3
                                                                                                    --------------   ------
                                                                                                         3,230,438     1.7

             Electronic           243,780    Hon Hai Precision Industry                                    905,841     0.5
             Equipment &
             Instruments

             Health Care           98,100    Pihsiang Machinery Mfg. Co., Ltd.                             205,590     0.1
             Equipment &
             Supplies

             Insurance            860,000    Cathay Financial Holding Co., Ltd.                          1,546,671     0.8

             Metals & Mining    1,651,658    China Steel Corporation                                     1,561,318     0.8

             Semiconductors &      29,550    MediaTek Incorporation                                        235,416     0.1
             Semiconductor      2,149,200    Taiwan Semiconductor Manufacturing Company                  3,092,190     1.7
             Equipment                                                                              --------------   ------
                                                                                                         3,327,606     1.8

             Wireless           2,030,000    Taiwan Cellular Corp.                                       1,931,034     1.0
             Telecommunication
             Services

                                             Total Common Stocks in Taiwan                              16,446,991     8.7


Thailand     Commercial Banks     846,800  ++Bangkok Bank Public Company Limited
                                             'Foreign Registered'                                        2,040,108     1.1
                                5,695,600  ++Bank of Ayudhya Public Company Limited                      1,741,348     0.9
                                1,228,000    Krung Thai Bank Public Company Limited                        330,390     0.2
                                                                                                    --------------   ------
                                                                                                         4,111,846     2.2

             Construction &     1,280,200  ++Ch. Karnchang Public Company Limited                          413,321     0.2
             Engineering

             Consumer Finance     249,400    Kiatnakin Finance Public Company Limited                      221,126     0.1

             Diversified        5,400,700  ++TelecomAsia Corporation Public Company
             Telecommunication               Limited 'Foreign'                                             766,150     0.4
             Services

             Household          5,007,000    Land and Houses Public Company Limited 'Foreign'            1,194,038     0.7
             Durables           1,160,300  ++Property Perfect Public Company Limited                       210,009     0.1
                                                                                                    --------------   ------
                                                                                                         1,404,047     0.8

             Media              1,197,800    BEC World Public Company Limited                              527,343     0.3

             Real Estate        9,241,066    Sansiri Public Company Limited 'Foreign'                    1,098,486     0.6

             Transportation       480,000    Bangkok Expressway Public Company Limited
             Infrastructure                  (Foreign)                                                     279,418     0.1

             Wireless             712,600    Advanced Info Service Public Company Limited
             Telecommunication               'Foreign Registered'                                        1,586,073     0.8
             Services             326,700  ++Total Access Communication Public Company
                                             Limited                                                       846,153     0.5
                                                                                                    --------------   ------
                                                                                                         2,432,226     1.3

                                             Total Common Stocks in Thailand                            11,253,963     6.0

                                             Total Common Stocks in the Pacific Basin/Asia              83,250,269    44.3

                                             Total Common Stocks (Cost--$157,190,377)                  159,756,154    84.9



Pacific Basin/Asia                           Preferred Stocks
Singapore    Real Estate          142,800    City Developments Limited (Convertible)                        92,854     0.1

                                             Total Preferred Stocks (Cost--$86,454)                         92,854     0.1


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC., JUNE 30, 2004


Consolidated Schedule of Investments (concluded)

Pacific                                                                                             Value        Percent of
Basin/Asia   Industry+++      Shares Held    Structured Notes                                 (in U.S. dollars)  Net Assets
India        Capital Markets                 UBS AG, zero coupon equity linked notes:
                                   45,900       (Bharat Heavy Electricals), due 5/18/2005           $      500,769     0.3%
                                   66,000       (Canara Bank), due 5/09/2005                               172,920     0.1
                                  431,900       (Chennai Petroleum Corp. Ltd.), due 3/29/2005            1,040,879     0.5
                                   24,600       (Dr. Reddy's Laboratories Ltd.), due 6/28/2005             393,493     0.2
                                   21,600       (Larson & Toubro Ltd.), due 4/28/2005                      327,456     0.2
                                  176,600       (Mahangar Telephone Nigam), due 5/09/2005                  506,842     0.3
                                   17,280       (Ultratech Cemco), due 6/16/2005                           128,768     0.0

                                             Total Structured Notes (Cost--$3,438,796)                   3,071,127     1.6



Pacific Basin/Asia                           Warrants (d)
Hong Kong    Biotechnology        168,150  ++Global Bio-Chem Technology Group Company
                                             Limited                                                        10,995     0.0

                                             Total Warrants in Hong Kong                                    10,995     0.0


India        Capital Markets                 Morgan Stanley:
                                   70,650       (Gujarat Ambuja Cements Limited), due
                                                2/16/2007 (e)                                              436,306     0.2
                                   33,800       (Hindustan Petroleum Corporation Limited),
                                                due 8/24/2005 (e)                                          245,601     0.2

                                             Total Warrants in India                                       681,907     0.4


Malaysia     Energy               217,410  ++Crest Petroleum Berhad                                         35,186     0.0
             Equipment &
             Service

                                             Total Warrants in Malaysia                                     35,186     0.0

                                             Total Warrants (Cost--$778,026)                               728,088     0.4



                      Beneficial Interest    Short-Term Securities
                              $45,937,082    Merrill Lynch Liquidity Series, LLC Cash Sweep
                                             Series I (c)                                               45,937,082    24.4

                                             Total Short-Term Securities
                                             (Cost--$45,937,082)                                        45,937,082    24.4

             Total Investments (Cost--$207,430,735)                                                    209,585,305   111.4
             Liabilities in Excess of Other Assets                                                    (21,366,227)   (11.4)
                                                                                                    --------------   ------
             Net Assets                                                                             $  188,219,078   100.0%
                                                                                                    ==============   ======

++Non-income producing security.

+++For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease. These industry classifications are unaudited.

(a)American Depositary Receipts (ADR).

(b)Global Depositary Receipts (GDR).

(c)Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:

                                           Net          Interest
Affiliate                                Activity        Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I             $ 45,937,082     $ 21,334


(d)Warrants entitle the Fund to purchase a predetermined number of shares of common stock. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(e)The security maybe offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC., JUNE 30, 2004


Consolidated Statement of Assets and Liabilities

As of June 30, 2004
Assets

       Investments in unaffiliated securities, at value (identified cost--$161,493,653)                     $   163,648,223
       Investments in affiliated securities, at value (identified cost--$45,937,082)                             45,937,082
       Cash                                                                                                       2,736,036
       Foreign cash (cost--$6,350,786)                                                                            6,339,837
       Receivables:
           Securities sold                                                                $     4,475,905
           Dividends                                                                              301,385
           Capital shares sold                                                                     63,425
           Interest from affiliates                                                                 9,868         4,850,583
                                                                                          ---------------
       Prepaid expenses                                                                                              23,766
                                                                                                            ---------------
       Total assets                                                                                             223,535,527
                                                                                                            ---------------

Liabilities

       Payables:
           Securities purchased                                                                34,070,486
           Capital shares redeemed                                                                675,884
           Reorganization costs                                                                   235,991
           Other affiliates                                                                       103,986
           Distributor                                                                             60,811
           Investment adviser                                                                      25,743        35,172,901
                                                                                          ---------------
       Accrued expenses                                                                                             143,548
                                                                                                            ---------------
       Total liabilities                                                                                         35,316,449
                                                                                                            ---------------

Net Assets

       Net assets                                                                                           $   188,219,078
                                                                                                            ===============

Net Assets Consist of

       Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                        $       603,157
       Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                242,030
       Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                120,336
       Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized                                477,269
       Paid-in capital in excess of par                                                                         351,119,063
       Accumulated distributions in excess of investment income--net                      $     (479,567)
       Accumulated realized capital losses on investments and foreign currency
       transactions--net                                                                    (165,896,513)
       Unrealized appreciation on investments and foreign currency transactions--net            2,033,303
                                                                                          ---------------
       Total accumulated losses--net                                                                          (164,342,777)
                                                                                                            ---------------
       Net Assets                                                                                           $   188,219,078
                                                                                                            ===============

Net Asset Value

       Class A--Based on net assets of $79,382,854 and 6,031,565 shares outstanding                         $         13.16
                                                                                                            ===============
       Class B--Based on net assets of $30,101,888 and 2,420,296 shares outstanding                         $         12.44
                                                                                                            ===============
       Class C--Based on net assets of $14,902,979 and 1,203,360 shares outstanding                         $         12.38
                                                                                                            ===============
       Class I--Based on net assets of $63,831,357 and 4,772,687 shares outstanding                         $         13.37
                                                                                                            ===============

See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC., JUNE 30, 2004


Consolidated Statement of Operations

For the Year Ended June 30, 2004
Investment Income

       Dividends (net of $269,842 foreign withholding tax)                                                  $     2,010,889
       Interest from affiliates                                                                                      21,334
                                                                                                            ---------------
       Total income                                                                                               2,032,223
                                                                                                            ---------------

Expenses

       Investment advisory fees                                                           $       832,655
       Custodian fees                                                                             177,746
       Account maintenance and distribution fees--Class B                                         161,968
       Reorganization expenses                                                                    110,825
       Transfer agent fees--Class I                                                               108,459
       Accounting services                                                                         82,775
       Professional fees                                                                           75,372
       Account maintenance and distribution fees--Class C                                          73,674
       Transfer agent fees--Class A                                                                57,190
       Transfer agent fees--Class B                                                                53,369
       Account maintenance fees--Class A                                                           51,995
       Directors' fees and expenses                                                                47,331
       Printing and shareholder reports                                                            43,390
       Registration fees                                                                           39,087
       Transfer agent fees--Class C                                                                24,469
       Pricing fees                                                                                10,396
       Other                                                                                       30,036
                                                                                          ---------------
       Total expenses                                                                                             1,980,737
                                                                                                            ---------------
       Investment income--net                                                                                        51,486
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net

       Realized gain (loss)from:
           Investments--net (including $359,690 foreign capital gain tax)                      27,165,439
           Foreign currency transactions--net                                                   (323,678)        26,841,761
                                                                                          ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                   (6,871,871)
           Foreign currency transactions--net                                                   (118,997)       (6,990,868)
                                                                                          ---------------   ---------------
       Total realized and unrealized gain on investments and foreign currency
       transactions--net                                                                                         19,850,893
                                                                                                            ---------------
       Net Increase in Net Assets Resulting from Operations                                                 $    19,902,379
                                                                                                            ===============

See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC., JUNE 30, 2004


Consolidated Statements of Changes in Net Assets
                                                                                                 For the Year Ended
                                                                                                      June 30,
Increase (Decrease) in Net Assets:                                                               2004              2003
Operations

       Investment income (loss)--net                                                      $        51,486   $     (137,091)
       Realized gain (loss)on investments and foreign currency transactions--net               26,841,761       (3,820,824)
       Change in unrealized appreciation/depreciation on investments and foreign
       currency transactions--net                                                             (6,990,868)         3,095,083
                                                                                          ---------------   ---------------
       Net increase (decrease) in net assets resulting from operations                         19,902,379         (862,832)
                                                                                          ---------------   ---------------

Dividends to Shareholders

       Investment income--net:
           Class A                                                                               (67,453)                --
           Class I                                                                              (201,907)                --
                                                                                          ---------------   ---------------
       Net decrease in net assets resulting from dividends to shareholders                      (269,360)                --
                                                                                          ---------------   ---------------

Capital Share Transactions

       Net increase (decrease) in net assets derived from capital share transactions          107,395,192      (15,952,735)
                                                                                          ---------------   ---------------

Net Assets

       Total increase (decrease) in net assets                                                127,028,211      (16,815,567)
       Beginning of year                                                                       61,190,867        78,006,434
                                                                                          ---------------   ---------------
       End of year*                                                                       $   188,219,078   $    61,190,867
                                                                                          ===============   ===============
           *Accumulated distributions in excess of investment income/accumulated
            investment loss--net                                                          $     (479,567)   $     (132,280)
                                                                                          ===============   ===============

See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC., JUNE 30, 2004


Consolidated Financial Highlights

The following per share data and ratios have been derived                               Class A
from information provided in the financial statements.
                                                                              For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004        2003++       2002++       2001++        2000++
Per Share Operating Performance

       Net asset value, beginning of year                    $    10.27   $    10.19   $    10.35   $    13.68   $    11.81
                                                             ----------   ----------   ----------   ----------   ----------
       Investment income (loss)--net**                              .02          .01        (.06)        (.02)        (.02)
       Realized and unrealized gain (loss) on investments
       and foreign currency transactions--net                      2.92          .07        (.10)       (3.31)         1.89
                                                             ----------   ----------   ----------   ----------   ----------
       Total from investment operations                            2.94          .08        (.16)       (3.33)         1.87
                                                             ----------   ----------   ----------   ----------   ----------
       Less dividends from investment income--net                 (.05)           --           --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
       Net asset value, end of year                          $    13.16   $    10.27   $    10.19   $    10.35   $    13.68
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                        28.71%         .79%      (1.55%)     (24.34%)       15.83%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, excluding reorganization expenses                2.12%        2.40%        2.44%        1.90%        2.09%
                                                             ==========   ==========   ==========   ==========   ==========
       Expenses                                                   2.25%        2.40%        2.44%        1.90%        2.09%
                                                             ==========   ==========   ==========   ==========   ==========
       Investment income (loss)--net                               .17%         .07%       (.61%)       (.16%)       (.15%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                $   79,383   $   12,353   $   11,460   $   11,888   $   27,475
                                                             ==========   ==========   ==========   ==========   ==========
       Portfolio turnover                                       182.51%       77.68%      114.72%       41.01%       51.68%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effect of sales charges.

**Based on average shares outstanding.

++Effective April 14, 2003, Class D Shares were redesignated Class A
Shares.

See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC., JUNE 30, 2004


Consolidated Financial Highlights (continued)

The following per share data and ratios have been derived                               Class B
from information provided in the financial statements.
                                                                              For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

       Net asset value, beginning of year                    $     9.74   $     9.75   $     9.98   $    13.29   $    11.57
                                                             ----------   ----------   ----------   ----------   ----------
       Investment loss--net**                                     (.08)        (.09)        (.14)        (.11)        (.12)
       Realized and unrealized gain (loss) on investments
       and foreign currency transactions--net                      2.78          .08        (.09)       (3.20)         1.84
                                                             ----------   ----------   ----------   ----------   ----------
       Total from investment operations                            2.70        (.01)        (.23)       (3.31)         1.72
                                                             ----------   ----------   ----------   ----------   ----------
       Net asset value, end of year                          $    12.44   $     9.74   $     9.75   $     9.98   $    13.29
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                        27.72%       (.10%)      (2.30%)     (24.91%)       14.87%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, excluding reorganization expenses                2.93%        3.25%        3.25%        2.72%        2.88%
                                                             ==========   ==========   ==========   ==========   ==========
       Expenses                                                   3.06%        3.25%        3.25%        2.72%        2.88%
                                                             ==========   ==========   ==========   ==========   ==========
       Investment loss--net                                      (.66%)       (.98%)      (1.45%)      (1.00%)       (.97%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                $   30,102   $   15,106   $   25,714   $   37,713   $   79,861
                                                             ==========   ==========   ==========   ==========   ==========
       Portfolio turnover                                       182.51%       77.68%      114.72%       41.01%       51.68%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effect of sales charges.

**Based on average shares outstanding.

See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC., JUNE 30, 2004


Consolidated Financial Highlights (continued)

The following per share data and ratios have been derived                               Class C
from information provided in the financial statements.
                                                                              For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004         2003         2002         2001          2000
Per Share Operating Performance

       Net asset value, beginning of year                    $     9.70   $     9.71   $     9.94   $    13.24   $    11.53
                                                             ----------   ----------   ----------   ----------   ----------
       Investment loss--net**                                     (.07)        (.07)        (.14)        (.11)        (.12)
       Realized and unrealized gain (loss) on investments
       and foreign currency transactions--net                      2.75          .06        (.09)       (3.19)         1.83
                                                             ----------   ----------   ----------   ----------   ----------
       Total from investment operations                            2.68        (.01)        (.23)       (3.30)         1.71
                                                             ----------   ----------   ----------   ----------   ----------
       Net asset value, end of year                          $    12.38   $     9.70   $     9.71   $     9.94   $    13.24
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                        27.63%       (.10%)      (2.31%)     (24.92%)       14.83%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

       Expenses, excluding reorganization expenses                2.93%        3.24%        3.26%        2.73%        2.89%
                                                             ==========   ==========   ==========   ==========   ==========
       Expenses                                                   3.07%        3.24%        3.26%        2.73%        2.89%
                                                             ==========   ==========   ==========   ==========   ==========
       Investment loss--net                                      (.62%)       (.84%)      (1.46%)       (.99%)       (.96%)
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                $   14,903   $    4,946   $    5,938   $    8,065   $   16,442
                                                             ==========   ==========   ==========   ==========   ==========
       Portfolio turnover                                       182.51%       77.68%      114.72%       41.01%       51.68%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effect of sales charges.

**Based on average shares outstanding.

See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC., JUNE 30, 2004


Consolidated Financial Highlights (concluded)

The following per share data and ratios have been derived                               Class I
from information provided in the financial statements.
                                                                              For the Year Ended June 30,
Increase (Decrease) in Net Asset Value:                         2004        2003++       2002++       2001++        2000++
Per Share Operating Performance

       Net asset value, beginning of year                    $    10.42   $    10.33   $    10.46   $    13.78   $    11.88
                                                             ----------   ----------   ----------   ----------   ----------
       Investment income (loss)--net**                              .06          .02        (.04)          .01          .01
       Realized and unrealized gain (loss) on investments
       and foreign currency transactions--net                      2.96          .07        (.09)       (3.33)         1.89
                                                             ----------   ----------   ----------   ----------   ----------
       Total from investment operations                            3.02          .09        (.13)       (3.32)         1.90
                                                             ----------   ----------   ----------   ----------   ----------
       Less dividends from investment income--net                 (.07)           --           --           --           --
                                                             ----------   ----------   ----------   ----------   ----------
       Net asset value, end of year                          $    13.37   $    10.42   $    10.33   $    10.46   $    13.78
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

       Based on net asset value per share                        29.11%         .87%      (1.24%)     (24.09%)       15.99%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets
       Expenses, excluding reorganization expenses                1.88%        2.15%        2.18%        1.65%        1.84%
                                                             ==========   ==========   ==========   ==========   ==========
       Expenses                                                   2.02%        2.15%        2.18%        1.65%        1.84%
                                                             ==========   ==========   ==========   ==========   ==========
       Investment income (loss)--net                               .43%         .24%       (.37%)         .09%         .10%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

       Net assets, end of year (in thousands)                $   63,831   $   28,786   $   34,894   $   40,412   $   76,572
                                                             ==========   ==========   ==========   ==========   ==========
       Portfolio turnover                                       182.51%       77.68%      114.72%       41.01%       51.68%
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns exclude the effect of sales charges.

**Based on average shares outstanding.

++Effective April 14, 2003, Class A Shares were redesignated Class I
Shares.

See Notes to Consolidated Financial Statements.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC., JUNE 30, 2004



Notes to Consolidated Financial Statements


1. Significant Accounting Policies:
Merrill Lynch Developing Capital Markets Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Equity securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC., JUNE 30, 2004



Notes to Consolidated Financial Statements (continued)


(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Forward foreign exchange contracts--The Fund may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Options--The Fund may write put and covered call options and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC., JUNE 30, 2004



Notes to Consolidated Financial Statements (continued)


(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Basis of consolidation--The accompanying consolidated financial statements include the accounts of Inversiones en Marcado Accionario de Valores Chile Limitada, a wholly-owned subsidiary, which primarily invests in Chilean securities. Intercompany accounts and transactions have been eliminated.

(i) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash as collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(j) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $110,825 was reclassified between paid-in capital in excess of par and accumulated distributions in excess of investment income, $201,091,175 was reclassified between paid-in capital in excess of par and accumulated realized capital losses on investments and $240,238 was reclassified between accumulated distributions in excess of investment income and accumulated realized capital losses on investments. These reclassifications are the result of permanent differences attributable to the expiration or limitation of various capital loss carryforwards, gains from the sale of stock of passive foreign investment companies, foreign taxes paid, foreign currency transactions and non-deductible reorganization expenses. These reclassifications have no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is a limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.0%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                              Account
                          Maintenance           Distribution
                                  Fee                    Fee

Class A                          .25%                     --
Class B                          .25%                   .75%
Class C                          .25%                   .75%



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC., JUNE 30, 2004



Notes to Consolidated Financial Statements (continued)


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended June 30, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

                                 FAMD                 MLPF&S

Class A                        $  712               $ 10,237
Class I                        $  119               $  1,618


For the year ended June 30, 2004, MLPF&S received contingent deferred sales charges of $52,050 and $8,655 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $5,000 relating to transactions subject to front-end sales charge waivers in Class A shares.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM or its affiliates.

In addition, MLPF&S received $39,881 in commissions on the execution of portfolio security transactions for the Fund for the year ended June 30, 2004.

For the year ended June 30, 2004, the Fund reimbursed MLIM $1,637 for certain accounting services.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, MLAM U.K., FDS, FAMD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended June 30, 2004 were $152,684,485 and $179,426,444, respectively.

Net realized gains (losses) for the year ended June 30, 2004 and net unrealized appreciation/depreciation as of June 30, 2004 were as follows:

                                                           Unrealized
                                          Realized      Appreciation/
                                    Gains (Losses)       Depreciation

Long-term investments              $    27,525,129    $     2,154,570
Deferred foreign capital gain tax        (359,690)                 --
Foreign currency transactions            (323,678)          (121,267)
                                    --------------    ---------------
Total                               $   26,841,761    $     2,033,303
                                    ==============    ===============


As of June 30, 2004, net unrealized depreciation for federal income tax purposes aggregated $963,737, of which $9,949,128 related to appreciated securities and $10,912,865 related to depreciated securities. The aggregate cost of investments at June 30, 2004 for federal income tax purposes was $210,549,042.


4. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $107,395,192 and $(15,952,735) for the years ended June 30, 2004 and June 30, 2003, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                              582,844    $     7,630,596
Automatic conversion of shares           448,829          5,965,328
Shares issued resulting from
   reorganization                      4,458,700         57,454,433
Shares issued to shareholders
   in reinvestment of dividends            4,827             53,528
                                  --------------    ---------------
Total issued                           5,495,200         71,103,885
Shares redeemed                        (666,818)        (8,615,380)
                                  --------------    ---------------
Net increase                           4,828,382    $    62,488,505
                                  ==============    ===============



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC., JUNE 30, 2004


Notes to Consolidated Financial Statements (continued)


Class A Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                              205,800    $     1,932,994
Automatic conversion of shares           462,058          4,176,590
                                  --------------    ---------------
Total issued                             667,858          6,109,584
Shares redeemed                        (588,988)        (5,326,394)
                                  --------------    ---------------
Net increase                              78,870    $       783,190
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                              402,237    $     5,208,762
Shares issued resulting from
   reorganization                      1,395,398         16,996,187
                                  --------------    ---------------
Total issued                           1,797,635         22,204,949
Automatic conversion of shares         (473,454)        (5,965,328)
Shares redeemed                        (455,344)        (5,647,000)
                                  --------------    ---------------
Net increase                             868,837    $    10,592,621
                                  ==============    ===============


Class B Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                              132,709    $     1,167,107
Automatic conversion of shares         (485,006)        (4,176,590)
Shares redeemed                        (733,966)        (6,436,459)
                                  --------------    ---------------
Net decrease                         (1,086,263)    $   (9,445,942)
                                  ==============    ===============


Class C Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                              277,957    $     3,477,032
Shares issued resulting from
   reorganization                        619,040          7,508,017
                                  --------------    ---------------
Total issued                             896,997         10,985,049
Shares redeemed                        (203,717)        (2,470,202)
                                  --------------    ---------------
Net increase                             693,280    $     8,514,847
                                  ==============    ===============


Class C Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                               75,086    $       669,075
Shares redeemed                        (176,614)        (1,542,556)
                                  --------------    ---------------
Net decrease                           (101,528)    $     (873,481)
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended June 30, 2004                       Shares             Amount

Shares sold                            4,350,740    $    50,886,921
Shares issued resulting from
   reorganization                      2,004,670         26,247,965
Shares issued to shareholders
   in reinvestment of dividends           15,425            173,376
                                  --------------    ---------------
Total issued                           6,370,835         77,308,262
Shares redeemed                      (4,359,441)       (51,509,043)
                                  --------------    ---------------
Net increase                           2,011,394    $    25,799,219
                                  ==============    ===============


Class I Shares for the Year                                  Dollar
Ended June 30, 2003                       Shares             Amount

Shares sold                            8,272,668    $    76,954,352
Shares redeemed                      (8,890,369)       (83,370,854)
                                  --------------    ---------------
Net decrease                           (617,701)    $   (6,416,502)
                                  ==============    ===============


Effective June 30, 2004, the Fund began charging a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


5. Commitments:
At June 30, 2004, the Fund had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with approximate values of $21,840,000 and $2,988,000, respectively.


6. Short-Term Borrowings:
The Fund, along with certain other funds managed by MLIM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of ..09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the year ended June 30, 2004.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC., JUNE 30, 2004



Notes to Consolidated Financial Statements (concluded)


7. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended June 30, 2004 and June 30, 2003 was as follows:

                                       6/30/2004          6/30/2003

Distributions paid from:
   Ordinary income                $      269,360    $            --
                                  --------------    ---------------
Total taxable distributions       $      269,360    $            --
                                  ==============    ===============


As of June 30, 2004, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                  $            --
Undistributed long-term capital gains--net                       --
                                                    ---------------
Total undistributed earnings--net                                --
Capital loss carryforward                            (159,851,427)*
Unrealized losses--net                                (4,491,350)**
                                                    ---------------
Total accumulated losses--net                       $ (164,342,777)
                                                    ===============

*On June 30, 2004, the Fund had a net capital loss carryforward of $159,851,427, of which $115,939,593 expires in 2005, $10,794,214 expires in 2007, $18,644,500 expires in 2008, $10,854,840 expires in
2010 and $3,618,280 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized losses on certain futures and forward foreign currency contracts, the deferral of post-October currency losses for tax purposes and other book/tax temporary differences.


8. Acquisition of Merrill Lynch Dragon Fund, Inc.:
On June 21, 2004, the Fund acquired substantially all of the assets and the liabilities of Merrill Lynch Dragon Fund, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 12,990,113 shares of common stock of Merrill Lynch Dragon Fund, Inc. for 8,477,808 shares of common stock of the Fund. Merrill Lynch Dragon Fund, Inc.'s net assets on that date of $108,206,602, including $2,913,067 of net unrealized appreciation and $137,092,487 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $186,524,356.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC., JUNE 30, 2004



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Merrill Lynch Developing Capital Markets Fund, Inc.:

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Merrill Lynch Developing Capital Markets Fund, Inc. and its subsidiary as of June 30, 2004, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2004 by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Developing Capital Markets Fund, Inc. and its subsidiary as of June 30, 2004, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
August 19, 2004



Important Tax Information


The following information is provided with respect to the ordinary income distribution paid by Merrill Lynch Developing Capital Markets Fund, Inc. to shareholders of record on August 13, 2003:


Qualified Dividend Income for Individuals               100%
Foreign Source Income                                 80.77%
Foreign Taxes Paid Per Share                        $.050625


The foreign taxes paid represent taxes incurred by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Please retain this information for your records.



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC., JUNE 30, 2004


Officers and Directors (unaudited)

                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)   Length of                                              Fund Complex   Directorships
                       Held with     Time                                                   Overseen by    Held by
Name, Address & Age    Fund          Served   Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director

Terry K. Glenn*        President     1999 to  President of the Merrill Lynch Investment     125 Funds      None
P.O. Box 9011          and           present  Managers, L.P. ("MLIM")/Fund Asset            160 Portfolios
Princeton,             Director      and      Management, L.P. ("FAM")--Advised Funds
NJ 08543-9011                        1994 to  since 1999; Chairman (Americas Region)
Age: 63                              present  of MLIM from 2000 to 2002; Executive Vice
                                              President of MLIM and FAM (which terms as
                                              used herein include their corporate
                                              predecessors) from 1983 to 2002; President
                                              of FAM Distributors, Inc. ("FAMD") from
                                              1986 to 2002 and Director thereof from 1991
                                              to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial
                                              Data Services, Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his present and former positions with MLIM, FAM, FAMD, Princeton
Services and Princeton Administrators, L.P. The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As
Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



Independent Directors*


Ronald W. Forbes       Director      2000 to  Professor Emeritus of Finance, School of      49 Funds       None
P.O. Box 9095                        present  Business, State University of New York at     49 Portfolios
Princeton,                                    Albany since 2000 and Professor thereof
NJ 08543-9095                                 from 1989 to 2000; International Consultant
Age: 63                                       at the Urban Institute, Washington, D.C.
                                              from 1995 to 1999.


Cynthia A. Montgomery  Director      2000 to  Professor of Harvard Business School since    49 Funds       Newell
P.O. Box 9095                        present  1989; Associate Professor of J.L. Kellogg     49 Portfolios  Rubbermaid, Inc.
Princeton,                                    Graduate School of Management, Northwestern
NJ 08543-9095                                 University from 1985 to 1989; Associate
Age: 51                                       Professor of the Graduate School of Business
                                              Administration, University of Michigan from
                                              1979 to 1985.


Kevin A. Ryan          Director      2000 to  Founder and currently Director Emeritus       49 Funds       None
P.O. Box 9095                        present  of the Boston University Center for the       49 Portfolios
Princeton,                                    Advancement of Ethics and Character and
NJ 08543-9095                                 Director thereof from 1989 to 1999;
Age: 71                                       Professor from 1982 to 1999 and currently
                                              Professor Emeritus of Education of Boston
                                              University; formerly taught on the
                                              faculties of The University of Chicago,
                                              Stanford University and Ohio State
                                              University.


Roscoe S. Suddarth     Director      2000 to  President of Middle East Institute from       49 Funds       None
P.O. Box 9095                        present  1995 to 2001; Foreign Service Officer of      49 Portfolios
Princeton,                                    United States Foreign Service from 1961 to
NJ 08543-9095                                 1995; Career Minister from 1989 to 1995;
Age: 68                                       Deputy Inspector General of U.S. Department
                                              of State, from 1991 to 1994; U.S. Ambassador
                                              to the Hashemite Kingdom of Jordan, from 1987
                                              to 1990.


MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC., JUNE 30, 2004


Officers and Directors (unaudited)(concluded)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)   Length of                                              Fund Complex   Directorships
                       Held with     Time                                                   Overseen by    Held by
Name, Address & Age    Fund          Served   Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors* (concluded)

Richard R. West        Director      1989 to  Professor of Finance since 1984, Dean from    49 Funds       Bowne & Co.,
P.O. Box 9095                        present  1984 to 1993 and currently Dean Emeritus      49 Portfolios  Inc.; Vornado
Princeton,                                    of New York University Leonard N. Stern                      Operating
NJ 08543-9095                                 School of Business Administration.                           Company;
Age: 66                                                                                                    Vornado Realty
                                                                                                           Trust and
                                                                                                           Alexander's, Inc.


Edward D. Zinbarg      Director      1994 to  Self-employed financial consultant since      49 Funds       None
P.O. Box 9095                        present  1994; Executive Vice President of the         49 Portfolios
Princeton,                                    Prudential Insurance Company of America
NJ 08543-9095                                 from 1988 to 1994; Former Director of
Age: 69                                       Prudential Reinsurance Company and former
                                              Trustee of the Prudential Foundation.


*The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.




                       Position(s)   Length of
                       Held with     Time
Name, Address & Age    Fund          Served   Principal Occupation(s) During Past 5 Years
Fund Officers*

Donald C. Burke        Vice          1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President     present  1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,             and           and      Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011          Treasurer     1999 to
Age: 44                              present


Robert C. Doll, Jr.    Senior        1999 to  President of MLIM and member of the Executive Management Committee of
P.O. Box 9011          Vice          present  ML & Co., Inc. since 2001; Global Chief Investment Officer and Senior
Princeton,             President              Portfolio Manager of MLIM since 1999; Chief Investment Officer of Equities
NJ 08543-9011                                 at Oppenheimer Funds, Inc. from 1990 to 1999 and Chief Investment Officer
Age: 49                                       thereof from 1998 to 1999; Executive Vice President of Oppenheimer Funds, Inc.
                                              from 1991 to 1999.


Nicholas D. Moakes     Vice          2003 to  Director (Equities) of MLIM and head of Asia Pacific and Emerging Markets
P.O. Box 9011          President     present  investments since 2000; Asian equities fund manager since 1997.
Princeton,
NJ 08543-9011
Age: 40


Phillip S. Gillespie   Secretary     2004 to  First Vice President of MLIM since 2001; Director (Legal Advisory) of MLIM
P.O. Box 9011                        present  from 2000 to 2001; Vice President of MLIM from 1999 to 2000 and Attorney
Princeton,                                    associated with MLIM since 1998.
NJ 08543-9011
Age: 40


*Officers of the Fund serve at the pleasure of the Board of Directors.


Further information about the Fund's Officers and Directors is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling 1-800-MER-FUND.



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02119


Transfer Agents
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH DEVELOPING CAPITAL MARKETS FUND, INC., JUNE 30, 2004



Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3)
Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

(a) Audit Fees -         Fiscal Year Ending June 30, 2004 - $39,700
                         Fiscal Year Ending June 30, 2003 - $35,000

(b) Audit-Related Fees - Fiscal Year Ending June 30, 2004 - $0
                         Fiscal Year Ending June 30, 2003 - $0

(c) Tax Fees -           Fiscal Year Ending June 30, 2004 - $13,500
                         Fiscal Year Ending June 30, 2003 - $8,720

The nature of the services include tax compliance, tax advice and tax planning.

(d) All Other Fees -     Fiscal Year Ending June 30, 2004 - $0
                         Fiscal Year Ending June 30, 2003 - $0

(e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)  0%

(f) Not Applicable

(g) Fiscal Year Ending June 30, 2004 - $16,114,216
    Fiscal Year Ending June 30, 2003 - $17,689,695

(h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Regulation S-X Rule 2-01(c)(7)(ii) - $541,640, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - See Item 2

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Developing Capital Markets Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Merrill Lynch Developing Capital Markets Fund, Inc.


Date: August 13, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Merrill Lynch Developing Capital Markets Fund, Inc.


Date: August 13, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Developing Capital Markets Fund, Inc.


Date: August 13, 2004